IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares Trust

Supplement dated September 23, 2015

to the Prospectus dated August 1, 2015 (the “Prospectus”) and the Statement of Additional Information

dated August 1, 2015 (as revised September 4, 2015) (the “SAI”)

for the iShares Core S&P Total U.S. Stock Market ETF (ITOT) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and the SAI for the Fund.

The following changes will take effect for the Fund on or around December 18, 2015:

	Current	New
Underlying Index	S&P Composite 1500®	S&P Total Market Index™

Change in the Fund’s Principal Investment Strategies

The first paragraph of the section of the Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund seeks to track the investment results of the S&P Total Market Index™ (TMI) (the “Underlying Index”), which is comprised of the membership of the S&P 500® and the S&P Completion Index™. The Underlying Index includes all eligible common equities listed on the NYSE (including NYSE Arca and NYSE MKT), the NASDAQ Global Select Market, the NASDAQ Global Market, and the NASDAQ Capital Market. The securities in the Underlying Index are weighted based on the total float-adjusted market value of their outstanding shares. Securities with higher total float-adjusted market values have a larger representation in the Underlying Index.

The S&P 500® measures the performance of the large-capitalization sector of the U.S. equity market. As of August 31, 2015, the S&P 500® included approximately 84% of the market capitalization of the Underlying Index. The S&P Completion Index™ measures the performance of the U.S. mid-, small-, and micro-capitalization sector of the U.S. equity market.

The Underlying Index includes large-, mid-, small-, and micro-capitalization companies. Components of the Underlying Index primarily include financials, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

Changes in the Fund’s General Considerations and Risk

The section of the SAI entitled “General Considerations and Risks” is amended to add the following:

Microcap Companies Risk. Stock prices of micro-capitalization companies are significantly more volatile than those of larger companies and therefore the

Fund’s share price may increase or decrease by a much greater percentage than those of funds that invest solely in stocks issued by larger capitalization companies. Stock prices of micro-capitalization companies are also more vulnerable than those of large capitalization companies to adverse business and economic developments and the stocks of micro-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, micro-capitalization companies are typically less financially stable than larger, more established companies and may depend on a small number of key personnel, making them highly vulnerable to loss of personnel. These companies also generally have less diverse product lines than larger capitalization companies and are more susceptible to adverse developments related to their products.

Changes in the Fund’s Construction and Maintenance of the Underlying Indexes

The section of the SAI entitled “S&P Composite 1500®” on page 38 is deleted in its entirety.

The following new section entitled “S&P Total Market Index®” is added before the section of the SAI on page 42 entitled “S&P U.S. Preferred Stock IndexTM”:

S&P Total Market Index™

Number of Components: approximately 3,886

Index Description. The S&P Total Market Index™ is composed of S&P 500® members and S&P Completion Index™ members, which together are designed to track the broad equity market, including large-, mid-, small-, and micro capitalization companies. The index includes all eligible common equities listed on the NYSE (including NYSE Arca and NYSE MKT), the NASDAQ Global Select Market, the NASDAQ Global Market, and the NASDAQ Capital Market. The securities in the S&P Total Market Index™ are weighted based on the total float-adjusted market value of their outstanding shares. Securities with higher total float-adjusted market values have a larger representation in the S&P Total Market Index™. The S&P 500® measures the performance of the large-capitalization sector of the U.S. equity market. As of August 31, 2015, the S&P 500® included approximately 84% of the market capitalization of the S&P Total Market Index™. The S&P Completion Index™ measures the performance of the mid-, small-, and micro-capitalization sector of the U.S. equity market.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS-A-ITOT-S

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares Trust

Supplement dated September 23, 2015

to the Summary Prospectus dated August 1, 2015 (the “Summary Prospectus”)

for the iShares Core S&P Total U.S. Stock Market ETF (ITOT) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus for the Fund.

The following changes will take effect for the Fund on or around December 18, 2015:

	Current	New
Underlying Index	S&P Composite 1500®	S&P Total Market Index™

Change in the Fund’s Principal Investment Strategies

The first paragraph of the section of the Summary Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund seeks to track the investment results of the S&P Total Market Index™ (TMI) (the “Underlying Index”), which is comprised of the membership of the S&P 500® and the S&P Completion Index™. The Underlying Index includes all eligible common equities listed on the NYSE (including NYSE Arca and NYSE MKT), the NASDAQ Global Select Market, the NASDAQ Global Market, and the NASDAQ Capital Market. The securities in the Underlying Index are weighted based on the total float-adjusted market value of their outstanding shares. Securities with higher total float-adjusted market values have a larger representation in the Underlying Index.

The S&P 500® measures the performance of the large-capitalization sector of the U.S. equity market. As of August 31, 2015, the S&P 500® included approximately 84% of the market capitalization of the Underlying Index. The S&P Completion Index™ measures the performance of the U.S. mid-, small-, and micro-capitalization sector of the U.S. equity market.

The Underlying Index includes large-, mid-, small-, and micro-capitalization companies. Components of the Underlying Index primarily include financials, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS-A-ITOT-SP

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE